Filed pursuant to Rule 497(e)

File Nos. 033-16439 and 811-05159

RS INVESTMENT TRUST

Supplement to Prospectus (Class A, B, C, K shares) Dated September 16, 2008 (as revised October 15, 2008),

Prospectus (Class Y shares) Dated September 16, 2008 (as revised October 15, 2008), and

Statement of Additional Information (Class A, B, C, K, Y shares) Dated September 16, 2008 (as revised

December 1, 2008)

RS Emerging Growth Fund

Important Notice Regarding Change in Investment Policy

Effective May 1, 2009, the name of RS Emerging Growth Fund will be changed to “RS Small Cap Growth Fund” and the Fund’s “Principal Investments” section in the prospectuses will be amended and restated in its entirety to read as follows:

“The Fund normally invests at least 80% of its net assets in small-capitalization companies. RS Investments defines small-capitalization companies as companies with market capitalizations (at the time of purchase) of up to 120% of the market capitalization of the largest company included in the Russell 2000® Index on June 30 of each year (currently, approximately $4.7 billion, based on the size of the largest company on June 30, 2008).”

In addition, effective March 31, 2009, the portfolio managers of the Fund will be Stephen Bishop, Melissa Chadwick-Dunn, Allison Thacker, and Scott Tracy.

RS Emerging Growth Fund and RS Smaller Company Growth Fund

The Board of Trustees of RS Investment Trust has approved a proposal to reorganize RS Smaller Company Growth Fund (“Smaller Company Growth Fund”) into RS Emerging Growth Fund (“Emerging Growth Fund”) subject to the approval of the shareholders of Smaller Company Growth Fund.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of Emerging Growth Fund, nor is it a solicitation of any proxy. For more information regarding Emerging Growth Fund please call 800-766-3863 or visit RS Investment Trust’s Web site at www.RSinvestments.com. To receive a free copy of the prospectus/proxy statement relating to the proposed reorganization (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganization has been filed with the Securities and Exchange Commission and become effective, please call 800-766-3863. The prospectus/proxy statement will also be available free of charge on the Securities and Exchange Commission’s Web site (http://www.sec.gov). Please read the prospectus/proxy statement carefully before making any investment decisions.

RS MidCap Opportunities Fund

Effective May 1, 2009, the name of RS MidCap Opportunities Fund will be changed to “RS Mid Cap Growth Fund.”

In addition, effective March 31, 2009, the portfolio managers of the Fund will be Stephen Bishop, Melissa Chadwick-Dunn, Allison Thacker, and Scott Tracy.

RS Select Growth Fund

Effective March 31, 2009, the portfolio managers of the Fund will be Stephen Bishop, Melissa Chadwick-Dunn, Allison Thacker, and Scott Tracy.

RS Growth Fund

Effective March 31, 2009, the portfolio managers of RS Growth Fund will be Joy Budzinski and Magnus Krantz.

Following is information regarding Ms. Budzinski and Mr. Krantz:

Joy Budzinski

Joy Budzinski (RS Investments) has been a co-portfolio manager of RS Growth Fund since March 2009. Ms. Budzinski joined RS Investments in 2006 in connection with Guardian Investor Services LLC’s acquisition of an interest in RS Investments. Prior to that, Ms. Budzinski spent five years at the Bank of New York’s BNY Asset Management division as a senior equity analyst covering healthcare stocks, supporting institutional and private client portfolios. Previously, Ms. Budzinski covered healthcare and consumer stocks and co-managed the Global Life Sciences Fund for offshore clients at Allianz of America. Earlier in her career, Ms. Budzinski was an analyst and portfolio manager at JPMorgan Chase, following several sectors including energy, telecommunications, conglomerates and utilities. Ms. Budzinski holds a B.S. in finance from Rider University and an M.B.A. from Fairleigh Dickinson University.

Magnus Krantz

Magnus Krantz (RS Investments) has been a co-portfolio manager of RS Growth Fund since March 2009. Mr. Krantz joined RS Investments in 2006 in connection with GIS’s acquisition of an interest in RS. Previously, Mr. Krantz spent seven years at Citigroup Asset Management as a technology analyst, where he became team leader and portfolio manager for technology sector funds in 2003. From 1997 to 1998, Mr. Krantz was a consultant at PricewaterhouseCoopers. Mr. Krantz began his career in 1990 as a software engineer at Mitel Corporation in Ottawa, Canada, before moving to Newbridge Networks in 1993 where he was a product development engineer and later a marketing manager of networking equipment. Mr. Krantz holds a Bachelor of Engineering (Electrical) from Carleton University in Ottawa, Canada, and an M.B.A. from Columbia University.

The sub-section entitled “Portfolio Managers” in the “INVESTMENT ADVISORY AND OTHER SERVICES” section of the SAI is amended to include the following information under the sub-heading indicated.

Under “Ownership of Fund Shares” on page 72, the table that provides the dollar range of equity securities of each Fund beneficially owned by the Fund’s portfolio managers is updated to include the following information, which is stated as of December 31, 2008:

Name of Portfolio Manager	Dollar Range of Equity Securities in Fund
Joy Budzinski	RS Growth Fund	$10,001-$50,000
Magnus Krantz	RS Growth Fund	$1-$10,000

Under “Other Accounts” on page 74, the table that provides the number of other accounts managed by the portfolio managers of the Funds and the total assets of such accounts is updated to include the following information, which is stated as of December 31, 2008:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets (in Thousands)	Number of Accounts	Total Assets (in Thousands)	Number of Accounts	Total Assets (in Thousands)
Joy Budzinski	0	$0	0	$0	1	$632
Magnus Krantz	0	$0	0	$0	1	$342

February 27, 2009